UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2005

Arden Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12193	95-4578533
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11601 Wilshire Boulevard,

4th Floor

Los Angeles, California 90025-1740

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code (310) 966-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 22, 2005, Arden Realty, Inc. (the “Company”), the general partner of Arden Realty Limited Partnership, issued a press release announcing that the Company had executed a definitive agreement pursuant to which a wholly-owned subsidiary of General Electric Capital Corporation will acquire the Company. In connection with the acquisition, Trizec Properties, Inc. will acquire certain of the Company’s properties. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release, dated December 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2005	ARDEN REALTY, INC.

	By:	/s/ Richard S. Davis
Richard S. Davis Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release, dated December 22, 2005.

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